UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

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FORM 8-K/A

(Amendment No. 1)

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 14, 2017

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Bryn Mawr Bank Corporation

(Exact Name of Registrant as specified in its charter)

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Pennsylvania	001-35746	23-2434506
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

801 Lancaster Avenue, Bryn Mawr, PA   19010

Registrant's telephone number, including area code: 610-525-1700

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

     Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On December 18, 2017, Bryn Mawr Bank Corporation (“BMBC” or the “Corporation”), filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission (the “SEC”) to report the completion of its previously announced acquisition of Royal Bancshares of Pennsylvania, Inc. (“RBPI”) in accordance with the terms of the Agreement and Plan of Merger, dated as of January 30, 2017, by and among BMBC, RBPI, and their respective subsidiaries, The Bryn Mawr Trust Company (“BMT”) and Royal Bank America (“RBA”), pursuant to which RBPI merged with and into BMBC (the “Merger”) and RBA merged with and into BMT. BMBC is filing this Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) to the Original Form 8-K to include the updated financial statements and unaudited pro forma combined consolidated financial information referred to in Item 9.01(a) and (b) below relating to the Merger. The Amendment No. 1 is also correcting a typographical error in Item 5.02 of the Original Form 8-K to reflect the correct number of Restricted Stock Units.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The third sentence under “Appointment of F. Kevin Tylus as President of BMT” in Item 5.02 is hereby replaced in its entirety with the following: “Mr. Tylus was also granted 4,400 time-based Restricted Stock Units on BMBC’s standard Form of Restricted Stock Unit Agreement, which are subject to a one year cliff vesting provision.”

Item 9.01	Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

(i) The Corporation’s Registration Statement on Form S-4, as amended, filed with the SEC on March 29, 2017 (File No. 333-216995) (the “Registration Statement”) included the audited financial statements of RBPI as of and for the year ended December 31, 2016, and, pursuant to General Instruction B.3 of Form 8-K, such audited financial statements of RBPI are not required to be filed herewith.

(ii) The interim unaudited financial statements of RBPI for the three and nine months ended September 30, 2017, are incorporated by reference to RBPI’s Form 10-Q for the period ended September 30, 2017, pages 2 through 41, which pages are attached hereto as Exhibit 99.3.

(b)   Pro Forma Financial Information.

(i) The unaudited pro forma combined consolidated balance sheet and the unaudited pro forma combined consolidated income statement for the year ended December 31, 2016, are attached hereto as Exhibit 99.4 and incorporated into this Item 9.01(b) by reference thereto.

(ii) The unaudited pro forma combined consolidated balance sheet and the unaudited pro forma combined consolidated income statement for the nine months ended September 30, 2017, are attached hereto as Exhibit 99.5 and incorporated into this Item 9.01(b) by reference thereto.

(c)  Not Applicable.

(d) Exhibits

2.1*	Amendment No. 1 to Agreement and Plan of Merger, dated December, 14, 2017, by and between Bryn Mawr Bank Corporation and Royal Bancshares of Pennsylvania, Inc.

10.1*	Employment Letter Agreement, dated December 15, 2017, by and between The Bryn Mawr Trust Company and F. Kevin Tylus.

10.2*	BMT Standard Form of Executive Change-of-Control Severance Agreement.

99.1*	Press Release of the Corporation, dated December 15, 2017 – Merger Closing.

99.2*	Press Release of the Corporation, dated December 15, 2017 – Tylus Announcement.

99.3	Unaudited interim financial statements of RBPI for the three and nine months ended September 30, 2017.

99.4	Unaudited pro forma combined consolidated balance sheet and unaudited pro forma combined consolidated income statement for the year ended December 31, 2016.

99.5	Unaudited pro forma combined consolidated balance sheet and unaudited pro forma combined consolidated income statement for the nine months ended September 30, 2017.

* Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRYN MAWR BANK CORPORATION

Date: February 27, 2018	By:	/s/ Michael W. Harrington
Michael W. Harrington
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

2.1*	Amendment No. 1 to Agreement and Plan of Merger, dated December, 14, 2017, by and between Bryn Mawr Bank Corporation and Royal Bancshares of Pennsylvania, Inc.

10.1*	Employment Letter Agreement, dated December 15, 2017, by and between The Bryn Mawr Trust Company and F. Kevin Tylus.

10.2*	BMT Standard Form of Executive Change-of-Control Severance Agreement.

99.1*	Press Release of the Corporation, dated December 15, 2017 – Merger Closing.

99.2*	Press Release of the Corporation, dated December 15, 2017 – Tylus Announcement.

99.3	Unaudited interim financial statements of RBPI for the three and nine months ended September 30, 2017.

99.4	Unaudited pro forma combined consolidated balance sheet and unaudited pro forma combined consolidated income statement for the year ended December 31, 2016.

99.5	Unaudited pro forma combined consolidated balance sheet and unaudited pro forma combined consolidated income statement for the nine months ended September 30, 2017.

* Previously filed.